================================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Mercury General Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

  [MERCURY LOGO]
                          MERCURY GENERAL CORPORATION

                            4484 Wilshire Boulevard
                         Los Angeles, California 90010

                               ----------------

                          NOTICE OF ANNUAL MEETING OF
                        SHAREHOLDERS AND PROXY STATEMENT

To The Shareholders of
Mercury General Corporation

  Notice is hereby given that the Annual Meeting of Shareholders of MERCURY GENERAL CORPORATION (the "Company") will be held at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California on May 9, 2001 at 10:00 a.m., for the following purposes:

    1. To elect nine directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

    2. To consider and vote upon the recommendation of the Board of Directors that KPMG LLP be appointed auditors of the Company for 2001.

    3. To transact such other business as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  Accompanying this Notice of Annual Meeting is a proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          [Signature of Judy A. Walters]

                                          Judy A. Walters, Secretary

Los Angeles, California
March 30, 2001

                          MERCURY GENERAL CORPORATION
                            4484 Wilshire Boulevard
                         Los Angeles, California 90010

                               ----------------

                                PROXY STATEMENT

  The Board of Directors of the Company is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. May 9, 2001, at the Radisson Wilshire Plaza Hotel, 3515 Wilshire Boulevard, Los Angeles, California. This Proxy Statement was first mailed to shareholders on or about March 30, 2001.

  All shareholders who find it convenient to do so are cordially invited to attend the meeting in person. In any event, please complete, sign, date and return the proxy in the enclosed envelope.

  A proxy may be revoked by written notice to the Secretary of the Company at any time prior to the voting of the proxy, or by executing a later proxy or by attending the meeting and voting in person. Unrevoked proxies will be voted in accordance with the instructions indicated in the proxies, or if there are no such instructions, such proxies will be voted FOR the election of the Board of Directors' nominees for directors and FOR the appointment of KPMG LLP as auditors of the Company for 2001. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

  Shareholders of record at the close of business on March 15, 2001 will be entitled to vote at the meeting. As of that date, 54,198,623 shares of common stock, without par value ("Common Stock"), of the Company were outstanding. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of the Company, represented in person or by proxy at the meeting, constitutes a quorum.

  The costs of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and proxy will be borne by the Company.

                                    VOTING

  In voting for the election of directors of the Company under the California General Corporation Law, if, prior to the commencement of voting, any shareholder has given notice of his intention to cumulate his votes at the meeting, then all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares voting will elect all of the directors. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

  In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees. The proxy may not be voted for more than nine persons.

  The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to appoint the auditors. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved, and therefore will not have the effect of a negative vote with respect to the appointment of the auditors.

Securities Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 15, 2001, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table on page 6 and (iv) executive officers and directors of the Company as a group. The Company believes that, except as otherwise noted, each individual has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual.

                                                 Amount and         Percentage
                                                  Nature of             of
                                                  Beneficial        Outstanding
Name of Beneficial Owner                         Ownership(1)         Shares
------------------------                         -----------        -----------
George Joseph .................................. 18,859,382 (2)(3)     34.8 %
 Director and Named Executive Officer
Gloria Joseph...................................  9,160,000 (2)(4)     16.9 %
 Director
Capital Research and Management Company.........  4,389,300 (5)         8.1 %
Nicholas Company, Inc...........................  4,272,692 (6)         7.9 %
Gabriel Tirador.................................      7,848              *
 Named Executive Officer
Joanna Y. Moore.................................     26,988              *
 Named Executive Officer
Cooper Blanton..................................    100,426              *
 Named Executive Officer
Kenneth G. Kitzmiller...........................     50,176              *
 Named Executive Officer
Michael D. Curtius..............................     82,360              *
 Director and Named Executive Officer
Charles E. McClung..............................     27,500 (7)          *
 Director
Donald P. Newell................................      6,600 (8)          *
 Director
Donald R. Spuehler..............................      2,114              *
 Director
Nathan Bessin...................................      7,500              *
 Director
Bruce A. Bunner.................................      3,000 (9)          *
 Director
All Executive Officers and Directors............ 28,430,701            52.5%

--------
*  Less than 1.0% of the outstanding Common Stock.

(1) As to each person or group in the table, the table includes the following shares issuable upon exercise of options which are exercisable within 60 days from March 15, 2001; Michael Curtius, 40,000; Joanna Moore, 21,775; Gabriel Tirador, 7,300; Kenneth Kitzmiller, 34,000; all executive officers and directors as a group, 147,775.

(2) As of October 7, 1985, George Joseph, Gloria Joseph and the Company entered into an agreement with respect to the ownership by George and Gloria Joseph of the Company's Common Stock. The agreement provides, among other things, that the shares of Common Stock held jointly were halved and transferred into the separate names of George Joseph and Gloria Joseph under their individual and independent control. In addition, Gloria Joseph has certain rights to have her shares registered for sale pursuant to the Securities Act of 1933. The registration rights provided to Gloria Joseph will terminate at such time as she ceases to hold at least 5% of the then outstanding shares of the Company's Common Stock.

(3) George Joseph's business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010. Includes 1,600 shares held in trust for the benefit of Mr. Joseph's daughter over which Mr. Joseph maintains dispositive and voting power.

(4) Gloria Joseph's business address is c/o Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010.

(5) The address of Capital Research and Management Company is 333 South Hope Street, Los Angeles, California 90071. Includes 4,389,300 shares held by Capital Research and Management Company, which was reported on a Schedule 13G dated February 9, 2001. According to the Schedule 13G, Capital Research and Management Company has sole or shared voting power over no shares and sole dispositive power over 4,389,300 shares.

(6) The address of Nicholas Company, Inc. is 700 North Water Street, Milwaukee, Wisconsin 53202. Includes 4,272,692 shares held by Nicholas Fund, Inc. and 400,000 shares held individually by Albert O. Nicholas, the chairman, chief executive officer, president, director and majority shareholder of Nicholas Company, Inc., which were reported on a joint
    Schedule 13G filed February 12, 2001. According to the Schedule 13G, Nicholas Company, Inc. has sole or shared voting power over no shares and sole dispositive power over 4,272,692 shares, Nicholas Fund, Inc. has sole voting power over 4,170,300 shares and Mr. Nicholas has sole voting and sole dispositive power over 400,000 shares.

(7) Includes 27,500 shares held jointly with Mr. McClung's wife.

(8) Includes 2,100 shares owned by Donald P. Newell as custodian for the benefit of one of his children.

(9) Includes 2,500 shares held jointly with Mr. Bunner's wife.

                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company has nominated and recommends for election as directors the following nine persons to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and shall qualify. All of the nominees are presently directors of the Company. The enclosed proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  The table below indicates the position with the Company, tenure as director and age of each nominee as of March 15, 2001.

                                                                      Director
      Name                      Position with the Company         Age  Since
      ----                      -------------------------         --- --------
      George Joseph      Chairman of the Board, Chief Executive    79   1961(1)
                          Officer and President of the Company
      Michael D. Curtius Director                                  50   1996
      Gloria Joseph      Director                                  77   1961(1)
      Donald P. Newell   Director                                  63   1979(1)
      Charles E. McClung Director                                  86   1961(1)
      Donald R. Spuehler Director                                  66   1985
      Nathan Bessin      Director                                  75   1991
      Bruce A. Bunner    Director                                  67   1991
      Richard E. Grayson Director                                  71   1985

--------
(1) Date shown is the date elected a director of Mercury Casualty Company, a predecessor of the Company. Each of these individuals was elected a director of the Company in 1985.

  Directors are elected at each annual meeting of the shareholders for one year and hold office until their successors are elected and qualified. Executive officers serve at the pleasure of the Board of Directors.

  George Joseph, Chief Executive Officer and President of the Company and Chairman of its Board of Directors, has served as CEO and Chairman since 1961. He was named President in October 2000. He has more than 45 years experience in all phases of the property and casualty insurance business.

  Michael D. Curtius served as President and Chief Operating Officer of the Company from May 1995 until October 2000. Since October 2000, Mr. Curtius has served as an executive consultant to the Company. He served as Vice President and Chief Claims Officer of the Company from October 1987 until May 1995.

  Gloria Joseph served as Vice President of the Company from 1961 until 1985.

  Charles E. McClung has been retired since January 1, 2000. For more than the prior five years, Mr. McClung was the president and principal shareholder of McClung Insurance Agency, Inc., an insurance agency located in Montebello, California. Mr. McClung currently serves as chairman of the board of directors of that agency.

  Donald P. Newell has been Senior Vice President and General Counsel of SCPIE Holdings Inc., an insurance holding company, since January 1, 2001. For more than the prior five years, Mr. Newell was a partner of the law firm of Latham & Watkins in San Diego, California. Mr. Newell is also a director of SCPIE Holdings Inc.

  Donald R. Spuehler has been retired since February 1995. From February 1992 through January 1995, Mr. Spuehler was of counsel to the law firm of O'Melveny & Myers of Los Angeles, California. For more than the prior five years, Mr. Spuehler was a partner of O'Melveny & Myers.

  Nathan Bessin has been a partner of J. Arthur Greenfield & Co., Certified Public Accountants, for more than five years. He has been a director of Williams-Sonoma, Inc. since 1983.

  Bruce A. Bunner has been President of Financial Structures, Limited, a Bermuda based insurance company and a subsidiary of Royal & SunAlliance Group plc since January 1996. From April 1994 to April 1995, Mr. Bunner served as Director of External Affairs of Zurich Centre Advisors, Inc., a consulting company specializing in insurance and reinsurance risk arrangements. From January 1991 to April 1994, he served as Chairman of the Board of Centre Reinsurance Company of New York, a reinsurance company. Mr. Bunner was a partner in the firm of KPMG LLP, Certified Public Accountants, from 1974 to 1990, except during the period from 1983 to 1986 when he served as Insurance Commissioner of the State of California. Mr. Bunner is currently a director of Amwest Insurance Group, a publicly-held company.

  Richard E. Grayson has been retired since January 1995. For more than five years prior to such time, Mr. Grayson was Vice President of Union Bank of Los Angeles, California and President and Director of Current Income Shares, Inc., a publicly held closed-end investment company.

Recommendation of the Board of Directors

  The Board of Directors unanimously recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on their proxy cards.

Information Concerning the Board of Directors and Certain Committees Thereof

  The Board of Directors held four meetings during the last fiscal year and will meet quarterly during the current fiscal year. In 2000, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. Directors are paid $2,500 per quarter plus $2,500 per meeting attended and reimbursement for their out-of-pocket expenses incurred in attending such meetings.

  The Company has an Audit Committee currently consisting of Nathan Bessin, Donald P. Newell and Donald R. Spuehler, with Nathan Bessin acting as Chairman of this Committee. The Audit Committee held six meetings in 2000. The Audit Committee's responsibilities include, among other things, recommending the selection of the Company's independent certified public accountants and meeting with the accountants regarding their management letters and the annual audit. Members of the Audit Committee receive $500 per meeting attended plus reimbursement of their out-of-pocket expenses incurred in attending such meetings.

  The Company has a Compensation Committee currently consisting of Donald R. Spuehler, Bruce A. Bunner and Richard E. Grayson, with Donald R. Spuehler acting as Chairman of this Committee. The Compensation Committee held one meeting in 2000 and held numerous telephonic consultations with the Company regarding executive compensation and administration of the Company's stock option plan. The responsibilities of the Compensation Committee include, among other things, reviewing, approving and reporting to the Board the Company's compensation policies with respect to its executive officers, reviewing the Company's overall compensation policy and making recommendations with respect thereto, and administering the Company's stock option plan and Senior Executive Incentive Bonus Plan. Members of the Compensation Committee receive $500 per meeting attended plus reimbursement of their out-of-pocket expenses incurred in attending such meetings. The Chairman of the Compensation Committee also receives compensation based upon the number of additional hours spent on committee matters.

  The Board of Directors has not designated a nominating committee.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth, for the periods indicated, the compensation of the Company to its Chief Executive Officer and each of the five most highly compensated executive officers other than the Chief Executive Officer.

                                                   Annual
                                                Compensation
                                              -----------------    All Other
   Name and Principal Position           Year  Salary   Bonus   Compensation(1)
   ---------------------------           ---- -------- -------- ---------------
George Joseph                            2000 $567,840 $229,397     $24,185
Chairman, President and Chief Executive  1999  546,000  562,751      23,051
Officer                                  1998  511,250  676,876      24,383

Michael D. Curtius                       2000 $394,125 $195,008     $29,435
President, Chief Operating Officer and   1999  374,400  555,600      28,051
Executive Consultant(2)                  1998  350,440  785,500      29,383

Cooper Blanton                           2000 $301,632 $ 47,421     $ 9,435
Executive Vice President                 1999  290,016   78,755       8,051
                                         1998  240,000   52,785       9,383

Gabriel Tirador                          2000 $210,627 $120,417     $ 9,435
Vice President and Chief Financial       1999  170,500   97,150       8,051
Officer                                  1998  143,000   95,156      38,581

Joanna Y. Moore                          2000 $181,821 $ 93,448     $ 9,435
Vice President and Chief Claims Officer  1999  173,198  224,946       8,051
                                         1998  164,732  327,142       9,383

Kenneth G. Kitzmiller                    2000 $149,280 $ 91,943     $ 9,435
Vice President--Underwriting             1999  143,520  223,580       8,051
                                         1998  138,000  355,750       9,383

--------
(1) Amounts shown include the Company's contributions under its profit sharing plan for Company employees, the Company's matching contributions under a 401(k) option to the profit sharing plan, the year-end value of stock contributed under the ESOP feature of the profit sharing plan, for George Joseph and Michael Curtius only, director fees and, for Gabriel Tirador only, expenses reimbursed in connection with his acceptance of employment with the Company in 1998. Those amounts, expressed in the same order as above, for the named executive officers for 2000 are as follows: George Joseph--$2,183, $0, $2,002, $20,000; Michael Curtius--$2,183, $5,250,
    $2,002, $20,000; Cooper Blanton--$2,183, $5,250, $2,002; Gabriel Tirador--
    $2,183, $5,250, $2,002; Joanna Moore--$2,183, $5,250, $2,002; and Kenneth
    Kitzmiller--$2,183, $5,250, $2,002.

(2) Includes $325,983 paid to Mr. Curtius as President and Chief Operating Officer of the Company between January 1, 2000 and October 1, 2000, and $68,142 paid to Mr. Curtius in his capacity as an executive consultant to the Company after October 1, 2000.

Option Grants In Last Fiscal Year

  The following table provides information with respect to stock options granted to each of the Named Executive Officers during 2000.

                                     Individual Grants
                         -----------------------------------------
                                                                       Potential
                                                                   Realizable Value
                                    Percent of                     At Assumed Annual
                                      Total                         Rates of Stock
                         Number of   Options                             Price
                         Securities Granted To Exercise            Appreciation for
                         Underlying Employees  of Base              Option Term(2)
                           Option   In Fiscal    Price  Expiration -----------------
    Name                 Granted(1)    Year     ($/SH)     Date       5%      10%
    ----                 ---------- ---------- -------- ---------- -------- --------
Gabriel Tirador.........   10,000      13.0%   23.5938   01/28/10  $148,380 $376,024

--------
(1) These options were granted at the fair market value of the stock on the date of grant and become excercisable over 5 years.

(2) These figures are calculated pursuant to SEC rules by multiplying the number of options granted by the difference between the option exercise price and a future hypothetical stock price, assuming the value of Company common stock appreciates 5% or 10% each year, compounded annually, for the life of the options. These figures are not intended to forecast possible future appreciation, if any, of the Company's stock price.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Value Table

  The Company has a stock option plan for key executives. The following table sets forth information regarding the exercise of stock options during 2000 by the named executive officers and the value of unexercised stock options as of December 31, 2000.

                                                       Number of Unexercised     Value of Unexercised
                                                            Options at          In-the-Money Options at
                                                         December 31, 2000       December 31, 2000(2)
                                                     ------------------------- -------------------------
                         Shares Acquired    Value
          Name             on Exercise   Realized(1) Exercisable Unexercisable Exercisable Unexercisable
          ----           --------------- ----------  ----------- ------------- ----------- -------------
Michael D. Curtius......     60,000      $1,365,876    40,000            0     $1,117,500    $      0
Joanna Y. Moore.........      3,000          53,719    21,775            0        609,892           0
Kenneth G. Kitzmiller...      2,000          16,000    30,000        4,000        714,875      77,875
Gabriel Tirador.........          0               0     5,300       21,200         34,620     325,632

--------
(1) Fair market value of underlying securities at exercise minus the exercise price

(2) The value of unexercised options represents the difference between the closing price of the Common Stock on December 29, 2000, which was $43.875 per share, and the exercise price of the options.

  George Joseph, the Chief Executive Officer, President and principal shareholder of the Company, has not been granted options under the Company's plan.

Senior Executive Incentive Bonus Plan

  The Company's Board of Directors adopted a Senior Executive Incentive Bonus Plan ("Senior Plan") on March 23, 1998, which was approved by the Company's shareholders at the Annual Meeting of Shareholders held on May 13, 1998, pursuant to which designated executive officers of the Company are eligible to receive bonus payments. The Senior Plan provides an incentive for senior executives to perform superior work, ties the incentives of such executives to those of the Company and its shareholders, and enables the Company to attract and retain highly qualified senior executives. The Company believes that the bonuses payable by the Company under the Senior Plan to its senior executives will be fully deductible for federal income tax purposes. As discussed under "Report of the Compensation Committee" below, George Joseph is the only participant for 2001.

Report of the Compensation Committee

  The duty of the Compensation Committee on an ongoing basis is to review, approve and report to the Board the compensation policies of the Company with respect to its executive officers. The Committee also reviews in detail with the Board its recommendations of the factors and criteria upon which the Company's Chief Executive Officer's compensation is based and the level of compensation recommended.

  In general, pursuant to Board policy embodied in a standing resolution adopted at the Board's January 31, 1986 meeting, Mr. Joseph, as President and Chief Executive Officer of the Company, was given authority to establish compensation for all other executive officers. Mr. Joseph has periodically reported key executive appointments and key decisions as to executive compensation to the Board and this information has been recorded in Board minutes from time to time.

 Executive Officers other than the Chief Executive Officer

  The compensation policy of the Company adopted by Mr. Joseph, in effect for calendar 2000, has been reviewed and endorsed by the Compensation Committee and the Compensation Committee expects, as described in this report, that such policy will be continued in 2001.

  The basic strategy of the Company is that executive officers subject to Mr. Joseph's review should be compensated in general above the median for executives in like positions in comparable insurance companies, as determined by him based on his experience in the industry and continuing surveillance of industry practice. Further, the policy of the Company is that certain key executives should receive a substantial portion of their annual compensation based on performance in areas which they control.

  The executive officers responsible for underwriting and claims have, since the Company became publicly held in 1985 and for a substantial prior period, received a yearly bonus pursuant to a formula based on underwriting results. The executive officer responsible for marketing has received a bonus in that same period based on a formula which takes into account underwriting results and net premiums written. Smaller bonuses, not formula-based, are paid to the remaining executive officers based on the judgment of the Chief Executive Officer as to each officer's overall contribution to performance. This general bonus structure was continued in 2000 and, with modification as determined by the Chief Executive Officer, will be continued in 2001.

  Salaries for executive officers are reviewed on a yearly basis. Salary increases take into account the same factors used with respect to formula bonuses--underwriting results and revenues, and the successful attainment of goals set by the Chief Executive Officer. Also taken into account are factors reflecting the ability of the individual executive to manage direct and indirect costs as the volume of business varies, turnover and morale with respect to employees under the executive's management, the expense of adjusting claims, and prevailing salaries in the industry, with all factors taken into account over appropriate cycles of rates, premiums and profitability of the Company and the industry.

  In addition to the nondiscriminatory tax-qualified profit sharing plan and tax deferred Section 401(k) option to that plan maintained for employees, the Company maintains a stock option plan under which key employees are granted options at 100% of fair market value of Company stock on the date of grant. The overall policy of the Company, as approved by the Board and Compensation Committee and embodied in awards made by the Committee, is that key officers and managers responsible for success of the Company should be granted options in Company stock under that program. One grant was made to a named executive officer on January 28, 2000 on 10,000 shares of Company stock. Grants were made to optionees who were not named executive officers in 2000 under the program on 67,000 shares of Company stock. Grants were made on January 28, April 28, July 28 and October 27, 2000. All grants were made at 100% of fair market value on the date of grant.

 The Chief Executive Officer

  After study and discussions with management, Mr. Joseph's base compensation in effect January 1, 2000 is to be continued at the same level in 2001.

  Additional compensation paid to Mr. Joseph in 2000 included director fees and a bonus equivalent to one half-month's pay, which is the level of bonus awarded to all employees. A bonus for 2000 was accrued for Mr. Joseph under the Senior Plan pursuant to a formula adopted by the Committee. The bonus is to be paid in 2001 after calculation. The Committee has established the bonus formula for Mr. Joseph under the Senior Plan for a bonus to be accrued in 2001 and paid after calculation in 2002. Mr. Joseph does not hold any options under the Company's stock option plan.

  The Compensation Committee has reviewed 1999 compensation of executives in certain selected California and comparable insurance companies as publicly available in proxy statements. The Committee has also reviewed a 1999 summary of executive compensation practices in financial companies prepared by a branch of the Company's auditors and other published material relating to compensation in the insurance and related industries. Taking into account this and other information, the Compensation Committee believes that the level of Mr. Joseph's compensation is reasonable in view of compensation at comparable companies.

 Internal Revenue Code 162(m)

  The Committee has considered the potential impact of Section 162(m) (the "Section") of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, other than compensation that is performance-based under a plan approved by the shareholders of the corporation. The Committee has concluded that the Senior Plan and the 1995 Stock Option Plan of Mercury General Corporation meet the requirements for a performance-based plan under the regulation interpreting the Section. Since targeted compensation aside from compensation under such plans is well below the $1 million threshold, the Committee has concluded that the Section should not reduce the tax deductions available to the Company and that no changes to the Company's compensation program were needed in this regard.

                                          The Compensation Committee
                                          January 26, 2001

                                          Donald R. Spuehler, Chair
                                          Bruce A. Bunner
                                          Richard E. Grayson

Performance Graph

The graph below compares the cumulative total shareholder return on the shares of Common Stock of the Company (MCY) for the last five years with the cumulative total return on the Standard and Poor's 500 Index and a peer group comprised of selected property and casualty insurance companies over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the peer group on January 1, 1996 and the reinvestment of all dividends).

                Comparative Five-Year Cumulative Total Returns
                Mercury General Corporation, a Peer Group Index
                             and the S&P 500 Index



                             [GRAPH APPEARS HERE]

                                                Fiscal Year Ended
                                 -----------------------------------------------
                                  1995    1996    1997    1998    1999    2000
                                 ------- ------- ------- ------- ------- -------
Mercury General Corporation..... $100.00 $112.25 $239.75 $192.89 $100.77 $205.77
Peer Group......................  100.00  116.18  168.98  187.69  141.61  206.45
S&P 500 Composite Index.........  100.00  122.96  163.98  210.84  255.22  231.98

  The peer group consists of those companies that are included in the Property/Casualty Insurance Group in the Value Line Investment Survey: 21st Century Insurance Group, Ace Limited, Allmerica Financial Corporation, AllState Corporation, American Financial Group, Berkshire Hathaway, Chubb Corporation, Cincinnati Financial Corporation, CNA Financial Corp., Fremont General Corporation, GAINSCO, INC., HCC Insurance Holdings, HSB Group Inc., Mercury General Corporation, Markel Corp., Ohio Casualty Corp., Old Republic International Corp., The PMI Group, Inc., Progressive Corporation, Reliance Group Holding, Inc., RLI Corp., SAFECO Corporation, Selective Insurance Group, St. Paul Companies, Inc., Transatlantic Holdings, The W.R. Berkley Corp. and XL Capital Limited.

                             CERTAIN TRANSACTIONS

  Ellen Joseph, the daughter of George and Gloria Joseph, is the beneficial owner of Metro West Insurance Services, Inc., a California insurance agency. In 2000, the Company paid commissions to that agency in accordance with the Company's standard agency contract of $612,594. Louise Toney, George Joseph's sister, acts as manager for the agency and receives as compensation a portion of those commissions.

  Charles E. McClung, a director of the Company, is the chairman of the board of directors of McClung Insurance Agency, Inc. which has been an independent agent of the Company since 1962. In 2000, the Company paid commissions to that agency of $411,153.

  Donald P. Newell, a director of the Company, was a partner of Latham & Watkins until December 31, 2000. Latham & Watkins is a law firm the Company retained to perform certain legal services in 2000 and 2001. In 2000, the Company paid Latham & Watkins $142,485 for legal fees rendered to the Company.

  Effective October 1, 2000, Michael Curtius resigned his position as President and Chief Operating Officer of the Company. Since that time, the Company has paid Mr. Curtius $68,142 in his capacity as an executive consultant to the Company.

                                  PROPOSAL 2:

                             APPROVAL OF AUDITORS

  Proposal 2 concerns the recommendation of the Audit Committee and the Board of Directors that KPMG LLP be appointed auditors for 2001, which is being presented to the shareholders for approval. Representatives of KPMG LLP will be present at the meeting, will be available to respond to questions and may make a statement if they so desire.

  The Board of Directors unanimously recommends that shareholders vote FOR the appointment of KPMG LLP as auditors for 2001.

Audit Fees for Fiscal 2000

  The aggregate fees billed to the Company by KPMG LLP, the Company's principal auditors, for the fiscal year ended December 31, 2000 are as follows:

        Audit Fees...................................... $291,000
        All Other Fees.................................. $ 48,215(1)

--------
(1) The Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining KPMG LLP's independence with respect to the Company.

Report of the Audit Committee of the Board of Directors

  The Audit Committee of the Mercury General Corporation Board of Directors is composed of three independent directors as required by the listing standards of the New York Stock Exchange and operates under a written charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix
A. The members of the Audit Committee are Nathan Bessin (Chair), Donald R. Spuehler and Donald P. Newell. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the Company's independent accountants.

  Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants, KPMG LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

  In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Audit Committee also considered whether the provision of financial information systems design and other non-audit services by the independent accountants is compatible with their independence.

  Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          The Audit Committee
                                          February 2, 2001

                                          Nathan Bessin (Chair)
                                          Donald R. Spuehler
                                          Donald P. Newell

                            SECTION 16(a) REPORTING

  Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company's equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the "SEC") by a specified date his or her transactions in the Company's securities. Regulations promulgated by the SEC require the Company to disclose in this Proxy Statement any reporting violations with respect to the 2000 fiscal year, which came to the Company's attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. Based solely on its review of such forms received by it, Joanna Y. Moore, Vice President and Chief Claims Officer, is the only reporting person to have made a late filing under Section 16(a). Ms. Moore made a late filing with respect to a sale of shares of the Company's common stock that should have been reported in January 2000. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions and holdings.

                             SHAREHOLDER PROPOSALS

  Any proposal of a shareholder of the Company intended to be presented at the next Annual Meeting of Shareholders of the Company pursuant to Rule 14a-8 of the Proxy Rules of the SEC must be received by the Secretary of the Company not later than November 30, 2001, and any proposal of a shareholder submitted outside the processes of Rule 14a-8 must be received by the Company not later than January 10, 2002 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

  The Company does not know of any business other than that described herein which will be presented for consideration or action by the shareholders at the meeting. If, however, any other business shall properly come before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                                ANNUAL REPORTS

  Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission are available, without charge, upon written or faxed request to: Gabriel Tirador, Chief Financial Officer, Mercury General Corporation, 4484 Wilshire Boulevard, Los Angeles, California 90010 (fax:
(323) 857-7116).

  The Company's Annual Report to Shareholders is being mailed with the Proxy Statement to shareholders of record on March 15, 2001. Upon request the Company will furnish the Annual Report to any shareholder.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Judy A. Walters, Secretary

Los Angeles, California
March 30, 2001

                                                                        ANNEX A

                          MERCURY GENERAL CORPORATION

                            AUDIT COMMITTEE CHARTER

Purpose

  The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Committee are to:

  . Monitor the integrity of the Company's financial reporting process and systems of internal controls.

  . Monitor the independence and performance of the Company's outside auditor and internal audit function.

  . Provide an avenue of communication among the outside auditor, management, the internal audit function and the Board of Directors.

In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. These duties remain the responsibility of management and the outside auditor.

Membership

  The Committee will consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be "financially literate" as determined by the Board and shall satisfy the "independence" requirements of the New York Stock Exchange. At least one member of the Committee shall have "accounting or related financial management expertise," as determined by the Board.

Committee Organization and Procedures

  1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

  2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

  3. The Committee shall meet at least four times in each year, and more frequently as the Committee determines is necessary to carry out its responsibilities under this Charter.

  4. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the internal audit manager and other financial or actuarial personnel employed or retained by the Company. The Committee may meet with the outside auditor or the internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

  5. The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain separate legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

  6. The Committee shall prepare or cause to be prepared minutes of each of its meetings. Copies of all minutes shall be delivered to the Board for its information and action, when appropriate.

Responsibilities

 Outside Auditor

  7. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. The Committee shall review the performance of the outside auditor and annually recommend to the Board the appointment of the outside auditor or, if appropriate, recommend that the Board replace the outside auditor.

  8. The Committee shall approve the fees to be paid to the outside auditor and any other terms of engagement of the outside auditor.

  9. The Committee shall receive from the outside auditor, at least annually, a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard
1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

 Annual Audit

  10. The Committee shall meet with the outside auditor and financial management of the Company at a time early in the process of the annual audit to discuss the scope of the audit for the current year and the audit approach to be utilized.

  11. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the subject year under audit, and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

  12. The Committee shall receive the completed audited financial statements for the year under audit, as soon as practicable.

  13. The Committee shall review and discuss the audited financial statements with the management of the Company.

  14. The Committee shall discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there was a lack of authoritative guidance or consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

  15. The Committee shall, based on the review and discussions in paragraphs 13 and 14 above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditor regarding such independence (paragraph 9 above), recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit. This recommendation shall be made in writing. The Committee shall disclose, in connection with this recommendation, that it did (or did not) consider whether the provision of non-audit services by the outside auditor is compatible with the outside auditor's independence.

Quarterly Review

  16. The outside auditor reviews the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

Internal Controls

  17. The Committee shall review with the outside auditor and the director of internal audit, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and internal control procedures.

  18. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor, as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

Internal Audit

  19. The Committee shall review and approve on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function.

  20. The internal audit manager shall present to management and to the Committee, at least annually, an internal audit plan for consideration and approval.

  21. The internal audit manager shall furnish to the Committee a copy of each audit report prepared by the internal audit manager for management in accordance with the internal audit plan, or otherwise.

  22. The Committee shall, at its discretion, meet with the internal audit manager to discuss reports prepared by the internal audit manager, to review the implementation by management of recommendations made by the internal audit manager and to discuss other matters under consideration for review by the internal audit manager.

  23. The internal audit manager shall have full direct access to the Committee.

 Special Inquiries

  24. The Committee may, in its discretion, investigate any matter brought to its attention within the scope of its responsibilities, and shall have the authority to retain outside legal counsel or other experts for this purpose if, in its judgment, that is appropriate. If a matter is brought to the attention of the Committee, and the Committee declines to investigate, the matter shall be disclosed to the Board at its next meeting.

Other Responsibilities

  25. The Committee shall review, reassess and update the Committee's charter at least annually and submit the recommended changes to the Board for its consideration.

  26. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

  27. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendation, if any.

                      [MERCURY GENERAL CORPORATION LOGO]
                          MERCURY GENERAL CORPORATION

            4484 Wilshire Boulevard . Los Angeles, California 90010
            -------------------------------------------------------













                            Detach Proxy Card Here
--------------------------------------------------------------------------------

PROPOSAL 1. ELECTION OF         FOR all nominees             WITHHOLD AUTHORITY to vote             *EXCEPTIONS
            DIRECTORS           listed below.                for all nominees listed below.

 Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler,
 Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael
 D. Curtius

 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

 *Exceptions_________________________________________________________________________________________________________

PROPOSAL 2. To approve KPMG LLP as auditors for the year 2001.  In their discretion, the proxies are authorized to vote upon such other business as may properly come
                                                                before the meeting.

 FOR        AGAINST        ABSTAIN
                                                                              Change of Address and/
                                                                              or Comments Mark Here

                                                                 Important: Please sign exactly as your name appears
                                                                 on the Company's Common Stock Certificate. When
                                                                 signing as Attorney, Executor, Administrator,
                                                                 Trustee, Guardian or otherwise, give your full title
                                                                 as such. Each joint tenant should sign.

                                                                 Dated: _______________________________________, 2001

                                                                 ____________________________________________________
                                                                               Signature of Shareholder
                                                                 ____________________________________________________
                                                                               Signature if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.              Votes must be indicated       X
                                                                                         (x) in Black or Blue ink.

--------------------------------------------------------------------------------
                              Please Detach Here
                You Must Detach This Portion of the Proxy Card
                 Before Returning it in the Enclosed Envelope
--------------------------------------------------------------------------------

                          MERCURY GENERAL CORPORATION

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 2001
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MERCURY GENERAL CORPORATION


     The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 9, 2001, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

     The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposal 2.

     The undersigned revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

(Please sign and date on reverse side)


                                                MERCURY GENERAL CORPORATION
                                                P.O. BOX 11215
                                                NEW YORK,  N.Y. 10203-0215

                      [MERCURY GENERAL CORPORATION LOGO]
                          MERCURY GENERAL CORPORATION

            4484 Wilshire Boulevard . Los Angeles, California 90010
            -------------------------------------------------------













                            Detach Proxy Card Here
--------------------------------------------------------------------------------

PROPOSAL 1. ELECTION OF         FOR all nominees [x]         WITHHOLD AUTHORITY to vote [x]         *EXCEPTIONS [x]
            DIRECTORS           listed below.                for all nominees listed below.

 Nominees: George Joseph, Charles E. McClung, Gloria Joseph, Donald R. Spuehler,
 Richard E. Grayson, Donald P. Newell, Bruce A. Bunner, Nathan Bessin, Michael
 D. Curtius

 (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

 *Exceptions_________________________________________________________________________________________________________

PROPOSAL 2. To approve KPMG LLP as auditors for the year 2001.          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

 FOR        AGAINST        ABSTAIN
 [ ]          [ ]            [ ]


                                                                                             Change of Address and/
                                                                                              or Comments Mark Here

                                                                        Important: Please sign exactly as your name appears on the
                                                                        Company's Common Stock Certificate. When signing as
                                                                        Attorney, Executor, Administrator, Trustee, Guardian or
                                                                        otherwise, give your full title as such. Each joint tenant should sign.

                                                                             Dated: __________________________________________, 2001

                                                                            ________________________________________________________
                                                                                            Signature of Shareholder
                                                                            ________________________________________________________
                                                                                           Signature if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.              Votes must be indicated      [X]
                                                                                         (x) in Black or Blue ink.

--------------------------------------------------------------------------------
                              Please Detach Here
                You Must Detach This Portion of the Proxy Card
                 Before Returning it in the Enclosed Envelope
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          MERCURY GENERAL CORPORATION
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 9, 2001
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          MERCURY GENERAL CORPORATION

   The undersigned Shareholder(s) of MERCURY GENERAL CORPORATION (the "Company") hereby constitutes and appoints George Joseph, Charles E. McClung and Michael D. Curtius, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 9, 2001, and at any adjournment or postponement thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all the powers which the undersigned would possess if personally present, as indicated on the reverse side.

   The proxies are directed to vote as specified on the reverse side. Except as specified to the contrary on the reverse side, the shares represented by this proxy will be voted FOR all nominees listed and FOR Proposal 2.

  ESOP Participants: As to those Common Shares that are held for the undersigned in the Employee Stock Ownership Plan feature of the Company's Profit Sharing Plan, I Instruct the Trustee of such plan to sign a proxy for me and to mark the proxy as I specify on the reverse side. If I do not so specify or return the signed proxy, I understand that the Administrative Committee of such plan will instruct the Trustee how to vote the shares. Your vote will be held in the strictest confidence by Investors Bank & Trust Company, as Trustee for Mercury General Corporation ESOP Plan.

   The undersigned revokes any prior proxy at such meeting and ratifies all said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

(Please sign and date on reverse side)


MERCURY GENERAL CORPORATION
P.O. BOX 11215
NEW YORK, N.Y. 10203-0215

--------------------------------------------------------------------------------